Defined Contributions Plans	12 Months Ended
Dec. 31, 2013
Defined Contributions Plans [Abstract]
Defined Contributions Plans
14. Defined Contributions Plans

The Company maintains a defined contribution plan under Section 401(k) of the Internal Revenue Code (the “Plan”). Participating employees may defer a percentage of their eligible pre-tax earnings up to the Internal Revenue Service’s annual contribution limit. All full-time employees of the Company are eligible to participate in the Plan. The Plan does not permit investment of participant contributions in the Company’s member units. Company matching contributions to the Plan are discretionary. The Company recorded contribution expense of $99 and $94 during the years ended December 31, 2013 and 2012, respectively.